UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-6200	20-2777218

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 25, 2015, the Board of Directors of Duke Energy Corporation approved an amendment to Ms. Lynn J. Good’s Employment Agreement, dated June 17, 2013. The amendment increases Ms. Good’s annual salary from $1,200,000 to $1,250,000, increases her short-term incentive opportunity from 125% to no less than 140% of her annual salary, and increases her long-term incentive opportunity from 450% to no less than 600% of her annual salary.

The foregoing summary of the amendment to Ms. Good’s Employment Agreement is qualified in its entirety by reference to the terms of the Amendment to Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Amendment to Employment Agreement of Lynn J. Good dated June 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: June 29, 2015	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment to Employment Agreement of Lynn J. Good dated June 25, 2015